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                                                                   EXHIBIT 99.04



I hereby consent to be named in the Registration Statement on Form S-1 as a person to become a director of the Company upon consummation of the initial public offering.



                                                   /s/ RICHARD C. BLAKE



                                          --------------------------------------
                                                     Richard C. Blake
                                                    September 9, 1997